FOR IMMEDIATE RELEASE

Diversified Restaurant Holdings Reports First Quarter 2018 Results
SOUTHFIELD, MI, May 8, 2018 -- Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) ("DRH" or the "Company"), one of the largest franchisees for Buffalo Wild Wings® ("BWW") with 65 stores across five states, today announced results for its first quarter ended April 1, 2018.
First Quarter Information (from continuing operations)

•	Revenue totaled $39.5 million; Same-store sales declined 8.5%

•	Net income was $0.2 million or $0.01 per diluted share

•	Restaurant-level EBITDA(1) was $6.9 million, or 17.4% of sales

•	Adjusted EBITDA(1) was $5.1 million

•	Total debt was reduced by $2.9 million to $111.1 million at quarter end
(1)See attached table for a reconciliation of GAAP net income to Restaurant-level EBITDA and Adjusted EBITDA
“It was a challenging quarter with difficult weather, calendar shifts and promotional changes. However, new ownership at Buffalo Wild Wings is working to create a renewed energy and excitement around the brand. We are seeing progress behind the scenes on many fronts including marketing, advertising, information technology, menu and more. We expect that these efforts will begin to be realized in our results later in the year as the changes are implemented and gain traction. Our first quarter results do not have that benefit and are more reflective of the corporate promotional, marketing and media strategies carried over from the latter half of 2017,” commented David G. Burke, President and CEO. “There are a number of initiatives currently being tested and evaluated that give us confidence, and early indications and feedback have been positive. We just need to be patient and allow the efforts to take hold.”
Mr. Burke added, “Over the past 18 months, in addition to our efforts focused on driving high level customer satisfaction and improving the top line, we have implemented significant, sustainable reductions of overhead to improve our profitability and financial strength. With a new and improved media strategy roll-out planned for this fall in concert with additional traction from other initiatives, we anticipate achieving higher average unit volumes in the future. And, importantly, we expect to see measurable leverage from our leaner and more efficient organization along with the improved commodity cost environment.”

First Quarter Results (from continuing operations)
(Unaudited, $ in thousands)	Q1 2018	Q1 2017	Change	% Change
Revenue	$39,533.0	$44,338.0	$(4,805.0)	(10.8)%
Operating income	$1,503.8	$2,366.6	$(862.8)	(36.4)%
Operating margin	3.8%	5.3%
Net income	$191.8	$795.6	$(603.8)	(75.9)%
Diluted net income per share	$0.01	$0.03	$(0.02)	(66.7)%

Same-store sales	(8.5)%	(0.3)%

Restaurant-level EBITDA(1)	$6,898.1	$8,424.6	$(1,526.5)	(18.1)%
Restaurant-level EBITDA margin	17.4%	19.0%
Adjusted EBITDA(1)	$5,103.7	$6,157.7	$(1,054.0)	(17.1)%
Adjusted EBITDA margin	12.9%	13.9%

(1)Please see attached table for a reconciliation of GAAP net income to Restaurant-level EBITDA and Adjusted EBITDA

There were significant unfavorable calendar shifts in the quarter, as Easter, a holiday on which each of the DRH restaurants is closed, fell within the 2018 first quarter versus the second quarter in 2017. This shift added an additional 1.0% to our same-store sales decline in the quarter. Additionally, the week between Christmas and New Year's Day, a significant sales week given the sports calendar, fell into the first quarter of 2017 but not in the first quarter of 2018 as a result of the 53rd week in fiscal 2017.
Balance Sheet Highlights - Continuing Operations
Cash and cash equivalents were $4.5 million at April 1, 2018, compared with $4.4 million at 2017 year-end. Capital expenditures were $0.5 million during the first three months of 2018 and were for minor facility upgrades and general maintenance-type investments, as well as improvements to prepare an open space for sub-lease adjacent to one of our restaurants. DRH does not expect to build any new restaurants nor is it expected to complete any major remodels in 2018. As a result, the Company anticipates its capital expenses will approximate $1.5 million or less in fiscal 2018.
Total debt was $111.1 million at the end of the quarter, down $2.9 million since 2017 year-end.

Webcast, Conference Call and Presentation
DRH will host a conference call and live webcast on Wednesday, May 9, 2018 at 10:00 A.M. Eastern Time, during which management will review the financial and operating results for the first quarter, and discuss its corporate strategies and outlook. A question-and-answer session will follow.
The teleconference can be accessed by calling (201) 389-0879. The webcast can be monitored at www.diversifiedrestaurantholdings.com. A presentation that will be referenced during the conference call is also available on the website.
A telephonic replay will be available from 1:00 P.M. ET on the day of the call through Wednesday, May 16, 2018. To listen to the archived call, dial (412) 317-6671 and enter replay pin number 13678633, or access the webcast replay at http://www.diversifiedrestaurantholdings.com, where a transcript will also be posted once available.
About Diversified Restaurant Holdings, Inc.
Diversified Restaurant Holdings, Inc. is one of the largest franchisees for Buffalo Wild Wings with
65 franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com.

Safe Harbor Statement
Some of the statements contained in this news release and the Company’s May 9, 2018 earnings conference call may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general.  Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward-looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions.

Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ.

Investor and Media Contact:
Deborah K. Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

FINANCIAL TABLES FOLLOW

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended
	April 1, 2018	March 26, 2017
Revenue	$39,532,957	$44,337,964

Operating expenses
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food, beverage, and packaging costs	11,132,377	13,038,426
Compensation costs	10,164,655	10,965,530
Occupancy costs	2,943,840	2,893,852
Other operating costs	8,393,955	9,029,876
General and administrative expenses	2,221,969	2,356,966
Pre-opening costs	—	31,370
Depreciation and amortization	3,166,500	3,633,254
Loss on asset disposal	5,851	22,059
Total operating expenses	38,029,147	41,971,333

Operating profit	1,503,810	2,366,631

Interest expense	(1,646,044)	(1,575,954)
Other income, net	32,640	27,167

Income (loss) from continuing operations before income taxes	(109,594)	817,844
Income tax benefit (expense) of continuing operations	301,423	(22,264)
Income from continuing operations	191,829	795,580

Discontinued operations
Income from discontinued operations before income taxes	—	36,535
Income tax expense of discontinued operations	—	(995)
Income from discontinued operations	—	35,540

Net income	$191,829	$831,120

Basic earnings per share from:
Continuing operations	$0.01	$0.03
Discontinued operations	$—	$—
Basic net earnings per share	$0.01	$0.03

Diluted earnings per share from:
Continuing operations	$0.01	$0.03
Discontinued operations	$—	$—
Diluted net earnings per share	$0.01	$0.03

Weighted average number of common shares outstanding
Basic	26,853,724	26,629,974
Diluted	26,853,724	26,629,974

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

ASSETS	April 1, 2018 (UNAUDITED)	December 31, 2017
Current assets
Cash and cash equivalents	$4,468,997	$4,371,156
Accounts receivable	294,935	653,102
Inventory	1,594,300	1,591,363
Prepaid and other assets	445,444	408,982
Total current assets	6,803,676	7,024,603

Property and equipment, net	45,314,523	48,014,043
Intangible assets, net	2,391,470	2,438,187
Goodwill	50,097,081	50,097,081
Other long-term assets	487,574	185,322
Total assets	$105,094,324	$107,759,236

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$3,188,283	$4,561,939
Accrued compensation	2,588,593	1,854,127
Other accrued liabilities	2,871,373	2,404,942
Current portion of long-term debt	11,505,571	11,440,433
Current portion of deferred rent	413,049	411,660
Total current liabilities	20,566,869	20,673,101

Deferred rent, less current portion	2,205,505	2,208,238
Deferred income taxes	2,481,462	2,759,870
Unfavorable operating leases	490,865	510,941
Other long-term liabilities	1,872,428	2,346,991
Long-term debt, less current portion	99,595,544	102,488,730
Total liabilities	127,212,673	130,987,871

Commitments and contingencies (Notes 3, 10 and 11)

Stockholders' deficit
Common stock - $0.0001 par value; 100,000,000 shares authorized; 27,136,514 and 26,859,125, respectively, issued and outstanding	2,643	2,625
Additional paid-in capital	21,986,499	21,776,402
Accumulated other comprehensive income (loss)	425,134	(283,208)
Accumulated deficit	(44,532,625)	(44,724,454)
Total stockholders' deficit	(22,118,349)	(23,228,635)

Total liabilities and stockholders' deficit	$105,094,324	$107,759,236

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Three Months Ended
	April 1, 2018	March 26, 2017
Cash flows from operating activities
Net income	$191,829	$831,120
Net income from discontinued operations	—	35,540
Net income from continuing operations	191,829	795,580
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	3,166,500	3,633,254
Amortization of debt discount and loan fees	72,434	52,443
Amortization of gain on sale-leaseback	(31,959)	(34,794)
Loss on asset disposals	5,851	22,059
Share-based compensation	234,758	123,082
Deferred income taxes	(301,423)	23,259
Changes in operating assets and liabilities that provided (used) cash
Accounts receivable	358,167	187,782
Inventory	(2,937)	69,039
Prepaid and other assets	(36,462)	313,204
Intangible assets	(20,076)	(18,915)
Other long-term assets	429,104	2,084
Accounts payable	(1,325,034)	(208,157)
Accrued liabilities	758,293	(577,438)
Deferred rent	(1,344)	23,353
Net cash provided by operating activities of continuing operations	3,497,701	4,405,835
Net cash provided by operating activities of discontinued operations	—	35,540
Net cash provided by operating activities	3,497,701	4,441,375

Cash flows from investing activities
Purchases of property and equipment	(496,061)	(1,430,201)
Net cash used in investing activities	(496,061)	(1,430,201)

Cash flows from financing activities
Proceeds from issuance of long-term debt	—	1,217,621
Repayments of long-term debt	(2,879,156)	(2,879,156)
Proceeds from employee stock purchase plan	18,974	11,498
Tax withholdings for restricted stock units	(43,617)	—
Net cash used in financing activities	(2,903,799)	(1,650,037)

Net increase in cash and cash equivalents	97,841	1,361,137

Cash and cash equivalents, beginning of period	4,371,156	4,021,126

Cash and cash equivalents, end of period	$4,468,997	$5,382,263

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation between Net Income and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA

	Three Months Ended (Unaudited)
	April 1, 2018	March 26, 2017
Net Income	$191,829	$831,120
+ Loss from discontinued operations	—	(35,540)
+ Income tax expense (benefit)	(301,423)	22,264
+ Interest expense	1,646,044	1,575,954
+ Other income, net	(32,640)	(27,167)
+ Loss on asset disposal	5,851	22,059
+ Depreciation and amortization	3,166,500	3,633,254
EBITDA	$4,676,161	$6,021,944
+ Pre-opening costs	—	31,370
+ Non-recurring expenses (Restaurant-level)	—	14,300
+ Non-recurring expenses (Corporate-level)	427,525	90,097
Adjusted EBITDA	$5,103,686	$6,157,711
Adjusted EBITDA margin (%)	12.9%	13.9%
+ General and administrative	2,221,969	2,356,966
+ Non-recurring expenses (Corporate-level)	(427,525)	(90,097)
Restaurant–Level EBITDA	$6,898,130	$8,424,580
Restaurant–Level EBITDA margin (%)	17.4%	19.0%

Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide additional metrics by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.
Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.

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